EXECUTION COPY

[CONSOL]
ELEVENTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 23, 2014, is entered into among CNX FUNDING CORPORATION (the “Seller”), CONSOL ENERGY INC. (“CONSOL Energy”), as the initial Servicer (in such capacity, the “Servicer”), the various Sub‑Servicers listed on the signature pages hereto, the Conduit Purchasers listed on the signature pages hereto, the Purchaser Agents listed on the signature pages hereto, the LC Participants listed on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (in such capacity, the “Administrator”) and as LC Bank (in such capacity, the “LC Bank”).
RECITALS
1.Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified, the “Agreement”) by and among the Seller, the Servicer, the various Sub-Servicers, Conduit Purchasers, Purchaser Agents and LC Participants party thereto, the Administrator and the LC Bank; and
2.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
SECTION 2.    Amendment to the Agreement. Section 1.2(a) of the Agreement is hereby amended by replacing the amount “$15,000,000” where it appears therein with the amount “$36,000,000”.
SECTION 3.    Representations and Warranties. Each of the Seller, CONSOL Energy and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:
(a)    Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
(c)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
SECTION 4.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile, e-mail or otherwise), executed by each of the parties hereto.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
SECTION 8.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.
SECTION 9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CNX FUNDING CORPORATION, as Seller By: /s/Donald J. Bromley Name: Donald J. Bromley Title: President & Treasurer

CONSOL ENERGY INC.,
as initial Servicer
By:   /s/Michael C. Hardoby
Name: Michael C. Hardoby
Title: Vice President – Finance
CONSOL ENERGY SALES COMPANY,           as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer
CONSOL OF KENTUCKY INC., as a
 Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer
CONSOL PENNSYLVANIA COAL COMPANY LLC, as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer

ISLAND CREEK COAL COMPANY, as a     Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Tresurer
CNX MARINE TERMINALS INC., as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer
FOLA COAL COMPANY, L.L.C., as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer
LITTLE EAGLE COAL COMPANY, L.L.C., as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer
TERRY EAGLE COAL COMPANY, L.L.C., as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer
CONSOL AMONATE FACILITY LLC, as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer
CONSOL AMONATE MINING COMPANY LLC, as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer
CONSOL BUCHANAN MINING COMPANY LLC, as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer
CONSOL MINING COMPANY LLC, as a Sub-Servicer

By:   /s/Steven T. Aspinall
Name: Steven T. Aspinall
Title: Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:___/s/Mark Falcione_____________
Name:    Mark Falcione
Title:     Executive Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Conduit Purchaser, as the LC Bank and as an LC Participant
By:___/s/Mark Falcione_____________
Name:    Mark Falcione
Title:     Executive Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:___/s/Mark Falcione_____________
Name:    Mark Falcione
Title:    Executive Vice President
LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser
By:___/s/Jill A. Russo____________
Name:    Jill A. Russo
Title:    Vice President
THE BANK OF NOVA SCOTIA,
as Purchaser Agent for
Liberty Street Funding LLC
By:___/s/Thane Rattew____________
Name:    Thane Rattew
Title:    Managing Director
THE BANK OF NOVA SCOTIA,
as an LC Participant
By:___/s/Thane Rattew____________
Name:    Thane Rattew
Title:    Managing Director

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